LEASES	12 Months Ended
Dec. 31, 2022
Lessee Disclosure [Abstract]
LEASES
NOTE 7	-	LEASES

The Company have entered into several non-cancelable operating lease agreements for real estate (mainly offices, warehouse and base stations), vehicles and certain network equipment. In addition to rent, the leases may require payment of maintenance, insurance and other operating expenses. The Company's leases have original lease periods expiring between 2022 and 2030. Payments due under such lease contracts include primarily fixed payments. The Company does not assume renewals in the determination of the lease term unless the renewals are deemed to be reasonably assured at lease commencement (or become as such in future date). The Company's lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The components of lease costs, lease term and discount rate are as follows:

US dollars
Year Ended
(in thousands)	December 31, 2022

Operating lease cost:
Office and warehouse space	2,264
Base stations	971
Vehicle	38
Others	19
3,292
Weighted Average Remaining Lease Term (years):
Office space	6.1
Base stations	3.2
Vehicle	1.5
Others	1.5

Weighted Average Discount Rate (%):
Office space	5.29
Base stations	6.55
vehicle	10.84
Others	5.13

Supplemental cash flow information related to operating leases was as follows:

US dollars
Year Ended
(in million)	December 31, 2022

Cash paid for amounts included in the measurement of lease liabilities:	3.3
Operating cash flows from operating leases

The following is a schedule, by years, of maturities of operating lease liabilities as of December 31, 2022:

US dollars
(in thousands)	December 31, 2022

Period:
2023	3,275
2024	2,220
2025	1,487
2026	1,420
2027	1,254
Thereafter	2,042
Total operating lease payments	11,698
Less: imputed interest	(1,793)
Present value of lease liabilities	9,905